UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 2, 2004

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	0-20979 (Commission File Number)	59-0712746 (I.R.S. Employer Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky 40232
(Address of principal executive offices)

(502) 366-3452
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

        Industrial Services of America, Inc. is a Controlled Company for purposes of Rule 4350(c) of the Nasdaq SmallCap Market Listing Requirements since more than 50 percent of the voting power of Industrial Services of America, Inc. is held by a group composed of Harry Kletter, Roberta Kletter, his spouse, and K&R Corporation, the sole shareholder, director and officer of which is Harry Kletter. Consequently, Industrial Services of America, Inc. is exempt from and does not satisfy the "independence" requirements of Nasdaq in connection with the membership of its Nominating Committee, of which Mr. Kletter is a current member.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2004	INDUSTRIAL SERVICES OF AMERICA, INC.

By: /s/ Alan L. Schroering
Alan L. Schroering Chief Financial Officer